EXHIBIT 99.1

This Seventeenth Amended and Restated Agreement made by the undersigned persons certifies that each undersigned person agrees that the Schedule 13D/A, and all amendments thereto, to which this Exhibit 99.1 is attached, is filed on behalf of each of them and the Group. The “Group” (as defined in Rule 13d-5(b)) may be deemed to be composed of the following persons:

1.	James J. Kim
2.	James J. Kim, as Trustee
3.	Agnes C. Kim
4.	John T. Kim
5.	John T. Kim, as Trustee
6.	David D. Kim
7.	David D. Kim, as Trustee
8.	Susan Y. Kim
9.	Susan Y. Kim, as Trustee
10.	Liam E. Blaney
11.	John T. Kim Trust of December 31, 1987
12.	Irrevocable Deed of Trust of James J. Kim for Jacqueline Mary Panichello dated 10/3/94
13.	Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92
14.	Irrevocable Deed of Trust of James J. Kim for Dylan James Panichello dated 10/15/01
15.	Irrevocable Deed of Trust of James J. Kim for Allyson Lee Kim dated 10/15/01
16.	Irrevocable Deed of Trust of James J. Kim FBO Jason Lee Kim dated 11/17/03
17.	Irrevocable Deed of Trust of James J. Kim f/b/o Children of David D. Kim dated 11/11/05
18.	James J. Kim 2008 Trust FBO Alexandra Kim Panichello and Descendants dated 2/5/08
19.	James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and Descendants dated 2/5/08
20.	James J. Kim 2008 Trust FBO Dylan James Panichello and Descendants dated 2/5/08
21.	James J. Kim 2008 Trust FBO Descendants of John T. Kim dated 2/5/08
22.	James J. Kim 2008 Trust FBO Descendants of David D. Kim dated 2/5/08
23.	The James and Agnes Kim Foundation, Inc.
24.	915 Investments, LP, for which James J. Kim is the sole general partner
25.	John T. Kim 2007 Children’s Trust UA dated 12/28/07
26.	Sujoda Investments, LP, for which Sujoda Management, LLC is the sole general partner
27.	Qualified Annuity Trust under the Susan Y. Kim 2018-1 Irrevocable Trust Agreement dated 8/29/18
28.	John T. Kim 2012 Generation-Skipping Trust U/A Dated 12/11/12
29.	Qualified Annuity Trust under the John T. Kim 2018 Irrevocable Trust Agreement dated 2/6/18
30.	Family Trust under the John T. Kim 2018 Irrevocable Trust Agreement dated 2/6/18
31.	Family Trust under the John T. Kim 2012 Irrevocable Trust Agreement dated 12/11/12
32.	Sujochil, LP, for which John T. Kim and Susan Y. Kim are the general partners
33.	Susan Y. Kim Family Trust under the Susan Y. Kim 2012 Irrevocable Trust Agreement dated 7/26/12
34.	James J. Kim 2019-1 Qualified Annuity Trust U/A Dated 9/10/19
35.	James J. Kim 2020-1 Qualified Annuity Trust U/A Dated 4/1/20
36.	Qualified Annuity Trust Under the Susan Y. Kim 2020-1 Irrevocable Trust Agreement dtd 04/01/20
37.	Agnes C. Kim 2020-1 Qualified Annuity Trust U/A Dated 12/16/20
38.	Sujoda Management, LLC, for which Susan Y. Kim, John T. Kim and David D. Kim are the members
39.	Alexandra Investments, LLC, for which Susan Y. Kim and Liam E. Blaney are the managers
40.	Jacqueline Investments, LLC, for which Susan Y. Kim and Liam E. Blaney are the managers
41.	Dylan Investments, LLC, for which Susan Y. Kim and Liam E. Blaney are the managers
42.	James J. Kim 2021 Qualified Annuity Trust U/A Dated 12/15/2021
43.	Susins, LLC, for which John T. Kim and Liam E. Blaney are the members
44.	2023 Grantor Retained Annuity Trust of James J. Kim dtd. 4/26/2023
45.	2023 Grantor Retained Annuity Trust of Agnes C. Kim dtd. 4/26/2023

[Signature Page Follows]

Each undersigned further agrees the information as it pertains to each undersigned is accurate and complete and that each undersigned has no knowledge or reason to believe that information as it relates to the other persons making this filing is inaccurate.

/s/ Brian D. Short, Attorney-in-Fact

James J. Kim

/s/ Brian D. Short, Attorney-in-Fact

James J. Kim, as Trustee

/s/ Brian D. Short, Attorney-in-Fact

Agnes C. Kim

/s/ Brian D. Short, Attorney-in-Fact

John T. Kim

/s/ Brian D. Short, Attorney-in-Fact

John T. Kim, as Trustee

/s/ Kenneth R. Hillier, as Attorney in Fact

David D. Kim

/s/ Kenneth R. Hillier, as Attorney in Fact

David D. Kim, as Trustee

/s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim

/s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

/s/ Brian D. Short, Attorney-in-Fact

Liam E. Blaney

John T. Kim Trust of December 31, 1987

By: /s/ Brian D. Short, Attorney-in-Fact

John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Jacqueline

Mary Panichello dated 10/3/94

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Alexandra Kim Panichello dated 12/24/92

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Dylan James

Panichello dated 10/15/01

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim for Allyson Lee

Kim dated 10/15/01

By: /s/ Brian D. Short, Attorney-in-Fact

John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim FBO Jason Lee

Kim dated 11/17/03

By: /s/ Brian D. Short, Attorney-in-Fact

John T. Kim, as Trustee

Irrevocable Deed of Trust of James J. Kim f/b/o Children of

David D. Kim dated 11/11/05

By: /s/ Kenneth R. Hillier, as Attorney in Fact

David D. Kim, as Trustee

James J. Kim 2008 Trust FBO Alexandra Kim Panichello and

Descendants dated 2/5/08

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Jacqueline Mary Panichello and

Descendants dated 2/5/08

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Dylan James Panichello and

Descendants dated 2/5/08

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of John T. Kim

dated 2/5/08

By: /s/ Brian D. Short, Attorney-in-Fact

John T. Kim, as Trustee

James J. Kim 2008 Trust FBO Descendants of David D. Kim

dated 2/5/08

By: /s/ Kenneth R. Hillier, as Attorney in Fact

David D. Kim, as Trustee

The James and Agnes Kim Foundation, Inc.

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Secretary

915 Investments, LP

By: /s/ Brian D. Short, Attorney-in-Fact

James J. Kim, as general partner

John T. Kim 2007 Children’s Trust U/A dated 12/28/07

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

Sujoda Investments, LP

By: Sujoda Management, LLC, its general partner

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Manager

Qualified Annuity Trust under the Susan Y. Kim 2018-1

Irrevocable Trust Agreement dtd 8/29/18

By: /s/ Brian D. Short, Attorney-in-Fact

James J. Kim, as Trustee

John T. Kim 2012 Generation-Skipping Trust U/A Dated

12/11/12

By: /s/ Brian D. Short, Attorney-in-Fact

James J. Kim, as Trustee

Qualified Annuity Trust under the John T. Kim 2018

Irrevocable Trust Agreement dated 2/6/18

By: /s/ Brian D. Short, Attorney-in-Fact

John T. Kim, as Trustee

Family Trust under the John T. Kim 2018 Irrevocable Trust

Agreement dated 2/6/18

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

Family Trust under the John T. Kim 2012 Irrevocable Trust

Agreement dated 12/11/12

By: /s/ Brian D. Short, Attorney-in-Fact

James J. Kim, as Trustee

Family Trust under the Susan Y. Kim 2012 Irrevocable Trust

Agreement dated 7/26/12

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

Sujochil, LP

By: /s/ Brian D. Short, Attorney-in-Fact

John T. Kim, as General Partner

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as General Partner

James J. Kim 2019-1 Qualified Annuity Trust U/A Dated

9/10/19

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

James J. Kim 2020-1 Qualified Annuity Trust U/A Dated

4/1/20

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

Qualified Annuity Trust Under the Susan Y. Kim 2020-1

Irrevocable Trust Agreement dtd 04/01/20

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

Agnes C. Kim 2020-1 Qualified Annuity Trust U/A Dated

12/16/20

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

Alexandra Investments, LLC

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, Manager

Jacqueline Investments, LLC

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, Manager

Dylan Investments, LLC

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, Manager

Sujoda Management, LLC

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, Manager

James J. Kim Qualified Annuity Trust U/A Dated 12/15/2021

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, Trustee

Susins, LLC

By: /s/ Brian D. Short, Attorney-in-Fact

John T. Kim, Manager

2023 Grantor Retained Annuity Trust of James J. Kim dtd.

4/26/2023

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee

2023 Grantor Retained Annuity Trust of Agnes C. Kim dtd.

4/26/2023

By: /s/ Brian D. Short, Attorney-in-Fact

Susan Y. Kim, as Trustee